SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported)December 6, 2000

                 PIONEER COMMERCIAL FUNDING CORP.
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             (Exact name of registrant as specified in its charter)


                         New York
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         (State or Other Jurisdiction of Incorporation)

    0-249408-NY                            13-3763437
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(Commission File Number)          (I.R.S. Employer Identification No.)


21700 Oxnard Street, Suite 1650, Woodland Hills, CA 91367
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(Addresses of principal executive offices)      (Zip Code)

(818) 346-1921
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(Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On December 6, 2000, Pioneer Commercial Funding Corp. released the press release attached hereto as Exhibit A.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PIONEER COMMERCIAL FUNDING CORP.
                                      --------------------------------
                                            (Registrant)



By:  /s/ David W. Sass, Secretary
   -----------------------------------
    David W. Sass, Secretary



DATED: December 6, 2000